Exhibit 10.1
ITRON, INC.
RESTRICTED STOCK UNIT AWARD NOTICE
AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN

Itron, Inc. (the "Company") hereby grants to Participant a Restricted Stock Unit Award (the "Award").  The Award is subject to all the terms and conditions set forth in this Restricted Stock Unit Award Notice (the "Award Notice") and in the Restricted Stock Unit Award Agreement and the Itron, Inc. Amended and Restated 2000 Stock Incentive Plan (the "Plan"), which are incorporated into the Award Notice in their entirety.

Participant:

Grant Date:

Number of Restricted Stock Units:

Vesting Schedule:

Additional Terms/Acknowledgement:  The undersigned Participant acknowledges receipt of, and understands and agrees to, the Award Notice, the Restricted Stock Unit Award Agreement and the Plan Summary for the Plan.  Participant further acknowledges that as of the Grant Date, the Award Notice, the Restricted Stock Unit Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the Award and supersede all prior oral and written agreements on the subject.

ITRON, INC.                                                 PARTICIPANT

                                                         _________________________________

                                                        Taxpayer ID:_______________________
Chairman and Chief Executive Officer
                                                         Address:  _________________________
                                                               _________________________

Attachments:
1. Restricted Stock Unit Award Agreement
2. Plan Summary for the Amended and Restated 2000 Stock Incentive Plan
3. Amended and Restated 2000 Stock Incentive Plan